Exhibit 99.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Wheeling Island Gaming, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief that:

(1) the Quarterly Report of the Company on Form 10-Q for the quarter ended September 29, 2002 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 12, 2002	/s/ Scott L. Cooper
Scott L. Cooper
President

Dated November 12, 2002	/s/ Michael D. Corbin
Michael D. Corbin
Vice President-Finance